SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential  for  Use  of  the  Commission  Only (as permitted by Rule
         14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

--------------------------------------------------------------------------------
                         HYPERMEDIA COMMUNICATIONS, INC.
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.

     [ ] Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1)  Title of each class of securities to which transaction applies:

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         (2)  Aggregate number of securities to which transaction applies:

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         (3)  Per unit price or other underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)  Proposed maximum aggregate value of transaction:

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         (5)  Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount previously paid:

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         (2)  Form, Schedule or Registration Statement No.:

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         (3)  Filing Party:

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         (4)  Date Filed:

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                                      -2-

                         HYPERMEDIA COMMUNICATIONS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 22, 1997

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of HYPERMEDIA COMMUNICATIONS, INC., a California corporation (the "Company"), will be held on Thursday, May 22, 1997 at 12:00 p.m., local time, at the Company's offices at 901 Mariner's Island Boulevard, Suite 365, San Mateo, California 94404, for the following purposes:

     (1) To elect five directors to serve until the next Annual Meeting of Shareholders and until their successors are elected.

     (2) To ratify and approve an amendment to the 1993 Director Option Plan increasing the aggregate number of shares of Common Stock reserved for issuance thereunder by 100,000 to 250,000.

     (3) To ratify the appointment of Price Waterhouse LLP as independent public accountants of the Company for the fiscal year ending December 31, 1997.

     (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 1, 1997 as the record date for the determination of shareholders entitled to vote at this meeting. Only shareholders of record at the close of business on April 1, 1997 are entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                            Sincerely,
                                            /s/ Richard Landry

                                            Richard Landry
                                            President,  Chief Executive Officer,
                                            Chairman of the Board and Publisher

San Mateo, California
April 7, 1997





                             YOUR VOTE IS IMPORTANT.

             IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING,
         YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY
        AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                         HYPERMEDIA COMMUNICATIONS, INC.


                            PROXY STATEMENT FOR 1997
                         ANNUAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed Proxy is solicited on behalf of the Board of Directors of HYPERMEDIA COMMUNICATIONS, INC., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held Thursday, May 22, 1997 at 12:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at 901 Mariner's Island Boulevard, Suite 365, San Mateo, California 94404. The Company's principal executive offices are located at 901 Mariner's Island Boulevard, Suite 365, San Mateo, California 94404, and the Company's telephone number at that location is (415) 573-5170.

         These proxy solicitation materials and the Annual Report on Form 10-K for the year ended December 31, 1996, including financial statements, were first mailed on or about April 7, 1997 to all shareholders entitled to vote at the meeting.

Record Date and Principal Share Ownership

         Shareholders of record at the close of business on April 1, 1997 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of Common Shares outstanding, designated Common Stock, $.001 par value. At the Record Date, 3,200,137 shares of the Company's authorized Common Stock were issued and outstanding and held of record by approximately 600 shareholders. The Company has two series of Preferred Shares outstanding, designated Series E Preferred Stock, $.001 par value, and Series F Preferred Stock, $.001 par value. At the Record Date, 8,064,516 shares of the Company's Series E Preferred Stock were outstanding and held of record by one shareholder and 82,250 shares of the Company's Series F Preferred Stock were outstanding and held of record by one shareholder. The shares of Series E Preferred Stock and Series F Preferred Stock are convertible under certain circumstances into approximately 200,000 shares of Common Stock and 82,250 shares of Common Stock, respectively, and are entitled to the number of votes each would be entitled to cast if converted to Common Stock.

         The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of April 1, 1997 as to
(i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and each nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table in "Executive Compensation and Other Matters" below and (iv) all directors and executive officers as a group.

                                                                                Shares Beneficially Owned (1)
                                                                           --------------------------------------
                 Five Percent Shareholders, Directors                                             Approximate
                    and Certain Executive Officers                             Number          Percent of Total
-------------------------------------------------------------------        -------------     --------------------
MK Global Ventures................................................            1,149,431(2)              35.7%
           2471 E.  Bayshore Road
           Palo Alto, CA  94303

Michael Kaufman...................................................            1,171,931(3)              36.2%
           c/o MK Global Ventures
           2471 E.  Bayshore Road
           Palo Alto, CA  94303

Greg Lahann.......................................................            1,113,935(4)              34.4%
           c/o MK Global Ventures
           2471 E.  Bayshore Road
           Palo Alto, CA  94303

David Bunnell.....................................................              227,549                  7.1%
           c/o Upside
           2015 Pioneer Court
           San Mateo, CA 94403

Dr. Eugene C. Y. Duh..............................................              226,698(5)               7.0%
           c/o Orient Semi-Conductor Electronics, Ltd.
           Bldg. 1, Section 4
           NAN-TZE
           Export Processing Zone
           Taiwan, R.O.C.

Edmund Shea.......................................................              222,500(6)               6.9%
           655 Brea Canyon Road
           P.O. Box 489
           Walnut, CA  92788

Richard Landry....................................................              180,544(7)               5.0%
           c/o HyperMedia Communications, Inc.
           901 Mariner's Island Blvd.
           San Mateo, CA  94404

John Griffin......................................................               20,000(8)                  *

Patrick Ferrell...................................................              -                           -

Todd Hagen .......................................................               23,333(9)                  *

Dan Ruby                                                                        -                           -

Directors and executive officers as a group (7 persons)...........            1,418,308(10)             40.7%

------------------------

*     Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or  convertible,  or  exercisable or convertible  within

                                      -3-


         60 days of April 1, 1997 are deemed outstanding for computing the percentage of the person holding such option but are not outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Includes 57,931 shares of Common Stock owned by MK Global Ventures, 925,450 shares of Common Stock owned by MK Global Ventures II, 150,000 shares of Common Stock owned by MK GVD Fund, 65 shares of Common Stock issuable upon exercise of a warrant to purchase Common Stock held by MK Global Ventures and 15,985 shares of Common Stock issuable upon exercise of a warrant to purchase Common Stock held by MK Global
         Ventures II. Does not include shares of Common Stock which may be issuable upon conversion of the Series E Preferred Stock and Series F Preferred Stock. MK Global Ventures II owns 8,064,516 shares of Series E Preferred Stock and MK GVD Fund owns 82,250 shares of Series F Preferred Stock, which are convertible under certain conditions into approximately 200,000 shares and 82,250 shares of Common Stock, respectively. If such shares were converted into Common Stock, the percentage of the outstanding stock owned by MK Global Ventures would be 40.9%.

(3) Includes 22,500 shares of Common Stock issuable upon the exercise of options to purchase Common Stock that are exercisable within 60 days of April 1, 1997. Also includes 57,931 shares of Common Stock owned by MK Global Ventures, 925,450 shares of Common Stock owned by MK Global Ventures II, 150,000 shares of Common Stock owned by MK GVD Fund, 65 shares of Common Stock issuable upon exercise of a warrant to purchase Common Stock held by MK Global Ventures and 15,985 shares of Common Stock issuable upon exercise of a warrant to purchase Common Stock held by MK Global Ventures II. Does not include shares of Common Stock which may be issuable upon conversion of the Series E Preferred Stock and Series F Preferred Stock. MK Global Ventures II owns 8,064,516 shares of Series E Preferred Stock and MK GVD Fund owns 82,250 shares of Series F Preferred Stock, which are convertible under certain conditions into approximately 200,000 shares and 82,250 shares of Common Stock, respectively. If such shares were converted into Common Stock, the percentage of the outstanding stock owned by Mr. Kaufman would be 41.3%. Mr. Kaufman, a director of the Company, is a general partner of MK Global Ventures, MK Global Ventures II and MK GVD Fund and may be deemed to have voting and investment power with respect to such shares, although he has disclaimed beneficial ownership of such shares.

(4) Includes 22,500 shares of Common Stock issuable upon the exercise of options to purchase Common Stock that are exercisable within 60 days of April 1, 1997. Also includes 925,450 shares of Common Stock owned by MK Global Ventures II, 150,000 shares of Common Stock owned by MK GVD Fund and 15,985 shares of Common Stock issuable upon exercise of a warrant to purchase Common Stock held by MK Global Ventures II. Does not include shares of Common Stock which may be issuable upon conversion of the Series E Preferred Stock and Series F Preferred Stock. MK Global Ventures II owns 8,064,516 shares of Series E Preferred Stock and MK GVD Fund owns 82,250 shares of Series F Preferred Stock, which are convertible under certain conditions into approximately 200,000 shares and 82,250 shares of Common Stock, respectively. If such shares were converted into Common Stock, the percentage of the outstanding stock owned by Mr. Lahann would be 39.7%. Mr. Lahann, a director of the Company, is a general partner of MK Global Ventures II and MK GVD Fund and may be deemed to have voting and investment power with respect to such shares, although he has disclaimed beneficial ownership of such shares.

(5) Includes 45,339 shares of Common Stock issuable upon exercise of a warrant to purchase Common Stock that is exercisable within 60 days of April 1, 1997.

(6) Includes 37,500 shares of Common Stock issuable upon exercise of a warrant to purchase Common Stock that is exercisable within 60 days of April 1, 1997.

(7) Represents 180,544 shares of Common Stock issuable upon exercise of options to purchase Common Stock that are exercisable within 60 days of April 1, 1997.

(8) Represents 20,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock that are exercisable within 60 days of April 1, 1997.

                                      -4-


(9) Represents 23,333 shares of Common Stock issuable upon exercise of options to purchase Common Stock that are exercisable within 60 days of April 1, 1997.

(10) Includes 16,050 shares of Common Stock issuable upon exercise of the warrants to purchase Common Stock listed in Notes 2, 3 and 4 above, and 256,377 shares of Common Stock issuable upon exercise of options to purchase Common Stock listed in Notes 3, 4, 8 and 9 above, that are exercisable within 60 days of April 1, 1997.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

         Each holder of Common Stock is entitled to one vote for each share held. Each holder of Series E Preferred Stock and Series F Preferred Stock is entitled to the number of votes such holder could cast if such shares were converted into Common Stock. As of April 1, 1997, each share of Series E Preferred Stock and Series F Preferred Stock was convertible into 0.0248 shares and 1 share of Common Stock, respectively. Every shareholder voting for the election of directors (Proposal One) may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such shareholder is entitled to vote, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the shareholder's votes. On all other matters, shareholders may not cumulate votes.

         This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or telefacsimile.

Deadline for Receipt of Shareholder Proposals

         Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1997 Annual Meeting of Shareholders must be received by the Company no later than December 8, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The Company's bylaws provide that the Board of Directors shall be composed of five directors. A board of five directors is to be elected at the Annual Meeting of Shareholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

Vote Required

         If a quorum is present and voting, the five nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee are counted for purposes of determining the presence or absence of a quorum. Abstentions and shares held by brokers that are present but not voted because the brokers were prohibited from exercising discretionary authority ("broker non-votes") will be counted as present for the purposes of determining if a quorum is present.

Nominees

         The names of the nominees and certain information about them as of April 1, 1997 are set forth below:


     Name of Nominee           Age                     Position with the Company             Director Since
     ---------------           ---                     -------------------------             --------------
Richard Landry                 40          President,  Chief  Executive Officer,                  1992
                                           Chairman of the Board and Publisher

Patrick Ferrell                40          Director                                               1997

John Griffin(2)                48          Director                                               1994


Michael Kaufman (1)(2)         55          Director                                               1991

Greg Lahann (1)                38          Director                                               1990
--------------------------

(1)   Member of the Audit Committee
(2)   Member of the Compensation Committee

         All directors hold office until the next annual meeting of shareholders of the Company or until their successors have been elected. Directors do not receive any cash compensation for their service as directors of the Company, but are reimbursed for expenses incurred in connection with attending Board or committee meetings. Pursuant to the terms of the 1993 Director Option Plan, each nonemployee director of the Company receives one initial nonstatutory stock option for 25,000 shares of Common Stock and will receive an additional nonstatutory stock option grant for 5,000 shares of Common Stock on June 1 of each year if he or she has been on the Board for at least six months. These options become exercisable cumulatively at the rate of 1/4th of the shares subject to the option for every year after the date of grant, based on the Board member's continued service. There is no family relationship between any director or executive officer of the Company.

         Richard Landry joined the Company in January 1992 as its President and Publisher; he also became a director of the Company at that time. In July 1992, Mr. Landry became Chief Executive Officer of the Company. In February 1997, Mr. Landry became the Chairman of the Board. From 1988 to 1991, Mr. Landry was Editor-in-Chief and Associate Publisher of PC World, a publication of PCW Communications, Inc. From 1986 to 1988, Mr. Landry was Managing Editor and Editor of PC World.

         Patrick Ferrell became a director of the Company in February 1997. Mr. Ferrell is currently a business strategy consultant. Since June 1989, Mr. Ferrell has been the President and Chief Executive Officer of Infotainment World, Inc., a diversified subsidiary of IDG Communications. Mr. Ferrell was also the founder of GamePro magazine, the leading consumer publication servicing the interactive entertainment market.

         John Griffin became a director of the Company in April 1994. Since September 1990, he has been the President of the Magazine Division of Rodale Press, Inc., Emmaus, Pennsylvania, a publisher of consumer magazines in the areas of health, fitness, gardening and crafts, including Prevention, Runner's World and American Woodworker. Mr. Griffin has also been a director of Rodale Press since October 1990. From January 1988 until April 1990, Mr. Griffin was Chairman of the Board of Directors, President and Publisher of PC World.

         Michael Kaufman became a director of the Company in July 1991. Since October 1987, he has been the General Partner of MK Global Ventures, Palo Alto, California, a venture capital firm specializing in early-stage and start-up financing of high technology companies. From August 1981 until October 1987, Mr. Kaufman was a general partner of Oak Investment Partners, a venture capital firm. Prior to August 1981, Mr. Kaufman was President and Chief Operating Officer of Centronics Data Corporation, a manufacturer of computer peripherals. Mr. Kaufman serves on the boards of directors of AsantJ Technologies, Inc., a networking products company, Davox Corp., a telecommunications company, Document Technologies, Inc., a computer software and systems company, DISC, Inc., a manufacturer of computer mass storage systems, and Proxim, Inc., a wireless communications company.

         Greg Lahann became a director of the Company in August 1990. From October 1987 until December 1993, he was the Chief Financial Officer of MK Global Ventures, and since January 1990 he has been a General Partner of MK Global Ventures II. From 1981 to 1987, Mr. Lahann was employed by Price Waterhouse LLP in various positions, the last of which was as manager in the Audit Department. Mr. Lahann is a Certified Public Accountant.

Voting Agreement

         MK Global and Richard Landry have entered into a Shareholder Voting Agreement pursuant to which they have each agreed to vote the shares of stock held by each of them to elect Richard Landry and a nominee of MK Global to the Board of Directors of the Company. Pursuant to the Shareholder Voting Agreement, MK Global will vote for nominee Richard Landry and Richard Landry will vote for nominees Richard Landry and at least one of Michael Kaufman or Greg Lahann.

Board Meetings and Committees

         The Board of Directors of the Company held a total of 9 meetings during fiscal 1996. No director attended fewer than 75% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served. The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors has no nominating committee or any committee performing such functions.

         The Compensation Committee, which consisted of directors Kaufman and Griffin at the end of fiscal 1996, met once during the fiscal year. This Committee is responsible for determining salaries, incentives and other forms of compensation for directors and officers of the Company.

         The Audit Committee, which consisted of directors Kaufman and Lahann at the end of fiscal 1996, neither met nor acted by written consent during the fiscal year. This Committee is responsible for overseeing actions taken by the Company's independent auditors and reviews the Company's internal financial controls.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consisted of the following directors during fiscal 1996: Kaufman and Griffin. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for directors and officers of the Company. Mr. Landry, President and Chief Executive Officer of the Company, is not a member of the Compensation Committee and cannot vote on matters decided by the Committee. He does participate in all discussions and decisions regarding salaries and incentive compensation for all employees of and consultants to the Company, except that Mr. Landry is excluded from discussions and decisions regarding his own salary and incentive compensation.

         MK Global Ventures, MK Global Ventures II and MK GVD Fund (collectively, "MK Global") own approximately 35% of the outstanding Common Stock and 100% of the outstanding Preferred Stock. Michael Kaufman, a director of the Company, is the General Partner of MK Global Ventures. Greg Lahann, a director of the Company, is a General Partner of MK Global Ventures II. MK Global and Richard Landry have entered into a Shareholder Voting Agreement pursuant to which they have each agreed to vote the shares of Common Stock held by each of them to elect Richard Landry and a nominee of MK Global to the Board of Directors of the Company.

                                  PROPOSAL TWO
             APPROVAL OF AMENDMENT TO THE 1993 DIRECTOR OPTION PLAN

         The 1993 Director Option Plan (the "Directors' Plan") which was adopted by the Board of Directors in October 1993 and was approved by the Company's shareholders in April 1995. The Company has reserved a total of 150,000 shares of Common Stock for issuance pursuant to the Directors' Plan. In February 1997, the Board of Directors authorized an amendment to 1993 Director Option Plan to increase the aggregate number of shares of Common Stock reserved for issuance thereunder from 150,000 to 250,000. The Directors' Plan is currently administered by the Board of Directors. Under the Directors' Plan, each nonemployee director automatically receives a nonstatutory option to purchase 25,000 shares of the Company's Common Stock, in the case of a new director, on the date upon which such person first becomes a director and, in the case of existing nonemployee directors, on the date a new nonemployee director is first appointed to the Board. In addition, each nonemployee director is automatically granted a nonstatutory option to purchase 5,000 shares of Common Stock on June 1 of each year if on such date he has served on the Board for at least six months.

         Options granted under the Directors' Plan have a term of ten years unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the Directors' Plan. Such options are not transferable by the optionee other than by will or the laws of descent or distribution, and each option is exercisable during the lifetime of the director only by such director. The exercise price of each option granted under the Directors' Plan is equal to the fair market value of the Common Stock on the date of grant. Options granted under the Directors' Plan vest cumulatively at the rate of 1/4th of the shares subject to the option for every year after the date of grant.

         In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or like transaction involving the Company, each option may be assumed or an equivalent option substituted by the successor corporation. If the successor corporation chooses not to assume the options or to substitute equivalent options, then the options will be exercisable only to the extent they are vested on the date of merger or sale.

         Unless terminated sooner, the Directors' Plan will terminate in 2003. The Board has authority to amend or terminate the Directors' Plan, provided no such action may affect options already granted and such options shall remain in full force and effect.

         At the Annual Meeting, the Company's shareholders are requested to approve the amendment to the Directors' Plan to increase the number of shares reserved for issuance thereunder by 100,000 shares. There are currently only 10,000 shares available for option grants under the Directors' Plan. As such, the Company will not likely be able to grant on June 1, 1997 to each nonemployee director an option to purchase 5,000 shares of the Company's Common Stock, as required by the Directors' Plan. The Company relies upon the Directors' Plan to attract and retain the best available individuals for service as directors of the Company. The Board of Directors believes it is in the Company's best interests to increase the shares reserved for issuance under the Directors' Plan so that the Company may continue to attract and retain the best available individuals for service as directors of the Company by granting them options to purchase the Company's Common Stock and providing additional incentive to the directors of the Company and encouraging their continued service on the Board. While encouraging directors to be shareholders, the Company also recognizes that option grants to directors can result in dilution to existing shareholders.

Vote Required and Board of Directors Recommendation

         The affirmative vote of a majority of the Votes Cast will be required under California law to approve the Directors' Plan. For this purpose, the "Votes Cast" are defined under California law to be the shares of the Company's Common Stock represented and "voting" at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining
(i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the approval of the Directors' Plan, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal.

         The Board of Directors recommends that shareholders vote "FOR" approval of the amendment of the Company's 1993 Director Option Plan.

         The essential features of the Directors' Plan, a copy of which may be obtained from the Company, are outlined below.

         General. The Directors' Plan, and the right of directors to receive options thereunder, upon its initial adoption was intended to qualify as a plan having "disinterested administration" under Rule 16b-3 pursuant to the Exchange Act.

         Purpose. The purposes of the Directors' Plan are to attract and retain the best available individuals for service as directors of the Company, to provide additional incentive to the directors of the Company and to encourage their continued service on the Board.

         Administration. The Directors' Plan is administered by the Board of Directors, who receive no additional compensation for such service. All grants of options under the Directors' Plan are automatic and nondiscretionary pursuant to the terms of the Directors' Plan. All questions of interpretation or application of the Directors' Plan are determined by the Board, whose decisions are final and binding upon all participants.

         Eligibility. Options under the Directors' Plan may be granted only to nonemployee directors of the Company. As of the Annual Meeting, there will be four nonemployee directors of the Company, all of whom have been nominated to serve as directors for the 1997 fiscal year.

         Participation in the Plan. Participation in the Directors' Plan provides for grants of options to be made in two ways:

                  (1) Each nonemployee director is automatically granted a nonstatutory option to purchase 25,000 shares of Common Stock of the Company upon the date on which such individual first becomes a director, whether through election by the shareholders of the Company or by appointment by the Board of Directors in order to fill a vacancy;

                  (2) Each nonemployee director who has served at least six months and who continues to serve on the Board on such date receives, on June 1 of each year, a nonstatutory option for 5,000 shares.

         Terms of Options. Each option granted under the Directors' Plan is evidenced by a written stock option agreement between the Company and the optionee. Options are generally subject to the terms and conditions listed below:

                  (a) Exercise of the Option. Options granted under the Directors' Plan become exercisable at the rate of 25% per year. Options granted under the Directors' Plan have a term of ten years unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the Directors' Plan. An option is exercised upon written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tender of payment of the purchase price. Payment for shares purchased upon exercise of an option shall be in such form of consideration as is authorized by the Directors' Plan.

                  (b) Exercise Price. The per share exercise price of options granted under the Directors' Plan is 100% of the fair market value per share of the Company's Common Stock on the date of grant of the option. The fair market value is determined by the closing price on The Nasdaq SmallCap Market on the date of grant.

                  (c) Termination of Employment. If an optionee ceases to serve as a director, he may, but only within three months after the date he ceases to be a director of the Company, exercise his option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the option on the date of such termination, or if he does not exercise such option within the time specified, the option terminates.

                  (d) Disability. In the event that a director is unable to continue his service as such with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Tax
         Code), he may, but only within twelve months from the date of termination, exercise his option to the extent he was entitled to exercise his option at the date of such termination. To the extent that the option is not exercised within such twelve-month period, the option terminates.

                  (e) Death. If an optionee should die while a director of the Company, the option may be exercised at any time within twelve months after death by the optionee's estate to the extent the option would have been exercisable by the optionee on the date of death. To the extent that the option is not exercised within such twelve-month period, the option terminates.

                  (f) Liquidation or Acquisition. In the event of a proposed liquidation or dissolution of the Company, options granted under the Directors' Plan shall terminate, to the extent they have not previously been exercised.

                  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, options shall be assumed or equivalent options shall be substituted by such successor corporation or its parent or subsidiaries. If such successor corporation refuses to assume the options or to substitute equivalent options, then the options will terminate on the date of merger or sale.

                  (g) Nontransferability of Options. Options granted pursuant to the Directors' Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.


         Options Outstanding. As of the Record Date, none of the options to purchase shares have been exercised, options to purchase an aggregate of 140,000 shares held by five optionees were outstanding, and 10,000 shares remained available for future grants under the Directors' Plan.

         Capital Changes. In the event of any changes made in the Company's capitalization which result in a change in the number of issued shares of Common Stock without receipt of consideration, appropriate adjustments shall be made in the exercise price and in the number of shares subject to options outstanding under the Directors' Plan, as well as in the number of shares reserved for issuance under the Directors' Plan.

         Amendment and Termination of the Plan. The Board may at any time amend, alter, suspend or discontinue the Directors' Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any optionee under any grant theretofore made, without such optionee's consent. In addition, to the extent necessary and desirable to comply with applicable law, the Company shall obtain shareholder approval of any amendment to the Directors' Plan in such a manner and to such a degree as required.

         Tax Information--Options. Options granted pursuant to the Directors' Plan are Anonstatutory options" and will not qualify for any special tax benefits to the optionee.

         An optionee will not recognize any taxable income at the time the option is granted. Upon exercise of the option, the optionee will generally recognize ordinary income for federal tax purposes measured by the excess, if any, of the fair market value of the shares over the exercise price. Because shares held by directors might be subject to restrictions on resale under
Section 16(b) of the Securities Exchange Act of 1934, as amended, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service pursuant to Section 83(b) of the Tax Code within thirty days after the date of exercise.

         Upon a resale of shares acquired pursuant to an option under the Directors' Plan, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. The tax rate on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

         The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of an option under the Directors' Plan. The Company is not required to withhold any amount for tax purposes on any such income included by the optionee.

         The foregoing summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant of options under the Directors' Plan does not purport to be complete, and reference should be made to the applicable provisions of the Tax Code. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside or the tax consequences of the optionee's death.

         Participation in the Directors' Plan. The Company is unable to predict the amount of benefits that will be received or allocated to any particular participant under the Directors' Plan. The following table sets forth the dollar amount and the number of shares that would have been granted under the Directors' Plan during the last fiscal year to (i) each of the Company's Named Executive Officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees other than executive officers as a group.

                                                                                         Directors' Plan
                                                                                 =================================
                                                                                   Shares
                                                                                  Subject to       Dollar Value
                                                                                   Options           of Option
                          Name and Position                                        Granted          Grants(2)($)
-----------------------------------------------------------------------------    -------------    ----------------
Richard Landry
   President, Chief Executive Officer, Chairman of the Board and Publisher            --                  --

Todd Hagen
   Vice President, Finance and Administration, Chief Financial Officer and
    Secretary                                                                         --                  --

All current executive officers as a group (3 persons)                                 --                  --

All current non-executive directors as a group (4 persons)                          20,000(1)          $60,000

All other employees (excluding current executive officers) as a group                 --                  --

----------

(1) Reflects the number of options that would have been granted to the current directors who are not executive officers if all such directors were directors for the Company during fiscal year 1996.

(2) The dollar value of option grants under the Stock Plan is computed by multiplying the number of shares subject to the option times the exercise price of the option on the date that such option would have been granted. All options that would have been granted under the Directors' Plan would have been granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.

                                 PROPOSAL THREE
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Price Waterhouse LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1997, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

         Price Waterhouse LLP has audited the Company's financial statements annually since 1991. Representatives of Price Waterhouse LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Required Vote

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock voting in person or by proxy on this proposal at the annual meeting is required to approve the appointment of the independent auditors.

         The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Price Waterhouse LLP as independent public accountants.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

         The following table sets forth the compensation paid by the Company during the fiscal years ended December 31, 1996, 1995 and 1994 to the Chief
Executive Officer and Chief Financial Officer (the "Named Executive  Officers").
No other executive officer of the Company received total annual salary and bonus in 1996 in excess of $100,000.


                                            Summary Compensation Table

                                                                                   Long-Term
                                                                                  Compensation
                                                                                  ------------
                                                                                     Awards
                                                                                  ------------
                                                   Annual Compensation             Securities
                                                 ----------------------            Underlying             Other
     Name and Principal Position                 Year          Salary($)           Options/SARs       Compensation($)
----------------------------------------      ----------    ------------          --------------     ------------------
Richard Landry                                   1996          $140,000               50,000                --
   President, Chief Executive Officer,           1995           120,000                 --                  --
   Chairman of the Board and Publisher           1994           120,000                 --                  --

Todd Hagen                                       1996          $110,000               10,000                --
   Vice President, Finance and                   1995            55,000(1)            40,000            $ 75,396(3)
   Administration, Chief  Financial              1994            14,067(2)              --                  --
   Officer and Secretary

----------

(1)   Based on an annualized salary of $110,000.
(2)   Based on an annualized salary of $100,000.
(3)   Represents consulting fees paid to Mr. Hagen during 1995.

Option Grants in Fiscal 1996

         The following table sets forth information with respect to stock option grants to each of the Named Executive Officers during the year ended December
31, 1996.

                                                      Individual Grants
                              -------------------------------------------------------------

                             Number of          Percent of                              Potential Realized Value
                            Securities            Total                                at Assumed Annual Rates of
                            Underlying         Options/SARs    Exercise                 Stock Price Appreciation
                           Options/SARs         Granted to      or Base                      for Option Term
                              Granted           Employees        Price    Expiration             ($)(3)
         Name                 (#)(1)          in Year (%)(2)    ($/sh)       Date               5%            10%
----------------------     ------------      ---------------   --------    --------           -----          -----
Richard Landry......          50,000             34.5%          $2.87       04/14/06          $90,246      $228,702

Todd Hagen..........          10,000              6.9            2.375      10/16/06           14,936        37,851
-----------------------

(1) All of these stock option grants were pursuant to the Company's 1991 Stock Plan, as amended, and are subject to the terms of such plan. These options were granted at exercise prices equal to the fair market value of the Common Stock as determined by the Board of Directors of the Company on the date of grant.
(2) The total number of shares of Common Stock subject to options granted to employees in fiscal 1996 under the 1991 Stock Plan was 145,000.
(3) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future prices of its Common Stock.

Aggregated 1996 Fiscal Year-End Option Values

         The following table provides information on the value of unexercised options held by the Named Executive Officers at December 31, 1996.


                                                Number of Securities               Value of Unexercised
                                               Underlying Unexercised             In-the-Money Options at
                                            Options at December 31, 1996           December 31, 1996 (1)
                                          ---------------------------------- ----------------------------------
                  Name                     Exercisable     Unexercisable       Exercisable      Unexercisable
-------------------------------------      -----------     -------------       -----------      -------------
Richard Landry.......................        168,044           50,000            $  0             $   0
Todd Hagen...........................         19,167           30,833               0                 0


(1) Market value of underlying securities at year-end, minus the exercise price. The closing price for the Company's Common Stock on The Nasdaq SmallCap Market on December 31, 1996 was $1.375 per share.

Limitation of Liability and Indemnification Matters

         Pursuant to the California Corporations Code ("California Law"), the Company has adopted provisions in its Amended and Restated Articles of Incorporation which eliminate the personal liability of its directors and officers to the Company and its shareholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The Company's Bylaws require the Company to indemnify its directors, officers, employees and other agents to the fullest extent permitted by law.

         The Company has entered into indemnification agreements with each of its current directors and officers which provide for indemnification to the fullest extent permitted by California Law, including in circumstances in which indemnification and the advancement of expenses are discretionary under California Law. The Company believes that the limitation of liability provisions in its Amended and Restated Articles of Incorporation and the indemnification agreements will enhance the Company's ability to continue to attract and retain qualified individuals to serve as directors and officers.

         There is no pending litigation or proceeding involving a director, officer or employee of the Company to which the indemnification agreements would apply.

Compensation of Directors

         See the information set forth above under "Proposal One -- Election of Directors -- Nominees."

Report of the Compensation Committee of the Board of Directors on its Compensation Policies

         The following is the report of the Compensation Committee of the Board of Directors (the "Compensation Committee") describing compensation policies and rationales applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended December 31, 1996. The information contained in such report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

General

         The Compensation Committee is responsible for setting compensation levels for the Company's executive officers. All decisions by the Compensation Committee are reviewed by the entire Board of Directors.

         In fiscal 1996, the Compensation Committee determined the salaries of Richard Landry, President and Chief Executive Officer, and Todd Hagen, Vice President of Finance and Administration and Chief Financial Officer. The Compensation Committee also reviewed and approved employment compensation matters for other management personnel. The Company formed the Compensation Committee in October 1993, which is comprised of two nonemployee directors. The Compensation Committee met once during fiscal 1996.

Overview and Policies for 1997

         The goals of the executive compensation program are to attract, motivate, reward and retain the key executive talent necessary to achieve the Company's business objectives and contribute to the long-term success of the Company. The Compensation Committee currently uses salary and stock options to meet these goals.

         In fiscal 1996, the Compensation Committee reviewed the base salaries of the Company's key executive officers by evaluating each executive's scope of responsibility, prior experience and salary history, and also took into account the salaries for similar positions at comparable companies. In reviewing the base salaries, the Compensation Committee focused on each executive's prior performance with the Company and expected contribution to the Company's future success. The Compensation Committee will continue to perform this role in 1997.

         The Company provides long-term incentives to executive officers through its 1991 Stock Plan. The purpose of the 1991 Stock Plan is to attract and retain the best employee talent available and to create a direct link between compensation and the long-term performance of the Company. In general, the 1991 Stock Plan incorporates four-year vesting periods to encourage employees to remain with the Company. The size of each option grant is based on the recipient's position and tenure with the Company, the recipient's past performance, and the size of previous stock option grants, primarily weighted toward the recipient's position.

         The compensation for Richard Landry and Todd Hagen in 1996 was approved by the Compensation Committee. The Compensation Committee made its determination of the Chief Executive Officer's salary after considering the same factors used to determine the compensation of other executive officers.

Summary

         The Compensation Committee believes that the Company's compensation policies as practiced to date have been successful in attracting and retaining qualified employees and in linking compensation directly to corporate performance relative to the Company's goals. The Company's compensation policies will evolve over time as the Company moves to attain the near-term goals it has set for itself while maintaining its focus on building long-term shareholder value.


                                                            John Griffin
                                                            Michael Kaufman

Performance Graph

         Set forth below is a line graph comparing the annual percentage change in the cumulative return to the shareholders of the Company's Common Stock with the cumulative return of the Nasdaq U.S. Index and the Standard & Poor's Publishing (Newspapers) Index for the period commencing March 9, 1993 (the date of the Company's initial public offering) and ending on December 31, 1996. The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.



         [The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                             Cumulative Total Return
                                   ---------------------------------------------
                                   3/09/93   12/93     12/94     12/95     12/96

Hupermedia Communications, Inc.     100       160       101       65        28
NASDAQ Stock Market-US              100       116       113       160       197
S & P Publishing (Newspapers)       100       110       100       128       162



(1) The graph assumes that $100 was invested on March 9, 1993 in the Company's Common Stock or on February 28, 1993 in each Index, and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

(2) The Company operates on a 52-week fiscal year which ended on December 31, 1996.

Certain Transactions with Management

         In September 1995, the Company entered into an agreement with David Bunnell, the Company's then Chairman of the Board, pursuant to which Mr. Bunnell received $11,000 per month as a consultant to the Company for an aggregate of $99,000 during fiscal 1996. Also pursuant to the above mentioned agreement, the Company forgave at the end of each of the first three quarters of fiscal 1996 $20,935.93 of a note payable by Mr. Bunnell to the Company for an aggregate of $62,807.78 during fiscal 1996. Mr. Bunnell resigned as Chairman of the Board on February 6, 1997.

         In addition, see the information set forth above under "Executive Compensation and Other Matters -- Limitation of Liability and Indemnification Matters."

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of
Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely in its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during fiscal 1996, all reporting persons complied with Section 16(a) filing requirements applicable to them, except that each of John Griffin, Greg Lahann and Michael Kaufman did not file on a timely basis a Form 5 with respect to each of their June 1, 1996 stock option grants.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                                   THE BOARD OF DIRECTORS

Dated:  April 7, 1997

                                   APPENDIX A

                           1993 Director Option Plan

                         HYPERMEDIA COMMUNICATIONS, INC.

                            1993 DIRECTOR OPTION PLAN


         1. Purposes of the Plan. The purposes of this 1993 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

         All options granted hereunder shall be "non-statutory stock options."

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" means the Common Stock of the Company.

                  (d)  "Company"  means  HyperMedia   Communications,   Inc.,  a
California corporation.

                  (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

                  (f) "Director" means a member of the Board.

                  (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                          (i) If the Common  Stock is listed on any  established
stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                          (ii) If the  Common  Stock  is  quoted  on the  NASDAQ
System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair
Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                          (iii) In the absence of an established  market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (j) "Option" means a stock option granted pursuant to the Plan.

                  (k) "Optioned Stock" means the Common Stock subject to an Option.

                  (l) "Optionee" means an Outside Director who receives an Option.

                  (m) "Outside Director" means a Director who is not an Employee.

                  (n) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (o) "Plan" means this 1993 Director Option Plan.

                  (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                  (q) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

         3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 100,000 Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4.       Administration of and Grants of Options under the Plan.

                  (a) Procedure  for Grants.  The  provisions  set forth in this
Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                          (i) No  person  shall  have any  discretion  to select
which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                          (ii)  Each  Outside  Director  shall be  automatically
granted an Option to purchase 25,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

                          (iii)  After the First  Option has been  granted to an
Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") on June 1 of each year, if on such date, he shall have served on the Board for at least six
(6) months.

                          (iv)  Notwithstanding  the  provisions of  subsections
(ii) and (iii) hereof, any exercise of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

                          (v) The  terms  of a First  Option  granted  hereunder
shall be as follows:

                                    (A) the term of the  First  Option  shall be
ten (10) years.

                                    (B) the First  Option  shall be  exercisable
only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                                    (C) the  exercise  price per Share  shall be
100% of the fair  market  value  per  Share  on the  date of grant of the  First
Option.

                                    (D)   the   First    Option   shall   become
exercisable in installments cumulatively as to twenty-five percent of the Shares subject to the First Option on each anniversary of its date of grant.

                          (vi)  The  terms  of  a  Subsequent   Option   granted
hereunder shall be as follows:

                                    (A) the term of the Subsequent  Option shall
be ten (10) years.

                                    (B)   the   Subsequent   Option   shall   be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                                    (C) the  exercise  price per Share  shall be
100% of the fair market value per Share on the date of grant of the Subsequent Option.

                                    (D)  the  Subsequent   Option  shall  become
exercisable as to twenty-five percent of the Shares subject to the Subsequent Option on each anniversary of its date of grant.

                          (vii) In the event that any Option  granted  under the
Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

         5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

         The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

         7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

         8.       Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

                           An Option may not be  exercised  for a fraction  of a
Share.

                           An  Option  shall  be  deemed  to be  exercised  when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (c) Termination of Continuous Status as a Director. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (d) Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of his or her disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term); provided, however, that if such disability is not a Adisability@ as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been Aeffected without receipt of consideration.@ Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall terminate as of the date of the closing of the merger or sale of assets. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

         11.      Amendment and Termination of the Plan.

                  (a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

         17. Information to Optionees. The Company shall provide to each Optionee, not less frequently than annually during the period such Optionee has one or more Options outstanding, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                                   APPENDIX B

         PROXY           HYPERMEDIA COMUNICATIONS, INC.           PROXY
                      1997 ANNUAL MEETING OF SHAREHOLDERS
                                  May 22, 1997

         The undersigned shareholder of HYPERMEDIA COMMUNICATIONS, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual
Meeting of Shareholders and Proxy Statement, each dated April 7, 1997, and hereby appoints Richard Landry and Todd Hagen, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of HYPERMEDIA COMMUNICATIONS, INC. to be held on May 22, 1997 at 12:00 p.m. (noon) local time, at 901 Mariner's Island Boulevard, Suite 365, San Mateo, California 94404, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

                (Continued, and to be signed on the other side)

[x] mark
your votes
as this

1. ELECTION OF DIRECTORS:
   Patrick Ferrell; John Griffin; Michael
   Kaufman; Greg Lahann;
   Richard Landry
   INSTRUCTION: To withhold
   authority to vote for any individual
   nominee, write that nominee's name or names below.

--------------------------------------

           WITHHOLD
FOR*        FOR ALL
[ ]            [ ]
(*Except as marked to the
     contrary below.)

2. Proposal to amend the Company's 1993 Director Option Plan.
               FOR       AGAINST        ABSTAIN
               [ ]          [ ]            [ ]

3. Proposal to ratify the appointment of Price Waterhouse LLP as the Independent Public Accountants of the Company for fiscal 1997:
               FOR       AGAINST        ABSTAIN
               [ ]          [ ]            [ ]

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT OF THE COMPANY'S 1993 DIRECTOR OPTION PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

I PLAN TO ATTEND THE MEETING       [ ]


Signature(s) ______________________________________ Date _________________, 1997

Signature(s)  of  Shareholder  or  Shareholders,   (Executors,   Administrators,
Trustees, etc. should give full title.)

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)